VOYA PARTNERS, INC.

VY® Fidelity® VIP Contrafund® Portfolio

VY® Fidelity® VIP Equity-Income Portfolio

VY® Fidelity® VIP Mid Cap Portfolio

(each, a “Portfolio”)

Supplement dated March 28, 2016

to each Portfolio’s Class ADV and Class S Prospectus, Summary Prospectus

and Statement of Additional Information, each dated May 1, 2015

On March 18, 2016, each Portfolio’s Board of Directors approved a proposal to reorganize VY® Fidelity® VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio and VY® Fidelity® VIP Mid Cap Portfolio (each, a “Merging Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganizations”):

Merging Portfolio	Surviving Portfolio
VY® Fidelity® VIP Contrafund® Portfolio	Voya Large Cap Growth Portfolio

VY® Fidelity® VIP Equity-Income Portfolio	VY® Invesco Growth and Income Portfolio

VY® Fidelity® VIP Mid Cap Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

Each proposed Reorganization is subject to approval by the shareholders of the Merging Portfolio.  A proxy statement/prospectus detailing each proposed Reorganization is expected to be mailed to each Merging Portfolio’s shareholders on or about June 22, 2016, and a shareholder meeting is scheduled to be held on or about August 9, 2016.  Each Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 26, 2016 (“Closing Date”).

During this time, the Merging Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. Each Merging Portfolio operates as a “feeder fund” investing all of its assets in a “Master Fund.” Each Master Fund is a series of the Fidelity® Variable Insurance Products family of funds. If each Reorganization is approved, each Merging Portfolio is expected to redeem out of its respective Master Fund on or about the Closing Date and the proceeds from each redemption will be delivered to the respective Surviving Portfolio.

Following each Reorganization, the Merging Portfolio’s shareholders will hold shares of the Surviving Portfolio.  For more information regarding each Surviving Portfolio, please contact a Shareholder Services representative at (800) 262-3862 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE